EXHIBIT 10.2






                                                                Execution Copy


                            STOCK PURCHASE AGREEMENT

                                     BETWEEN

                                SUNSHINE II, LLC

                                       AND

                          FRANKLIN CAPITAL CORPORATION



                              Dated October 3, 2002


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                            STOCK PURCHASE AGREEMENT


           STOCK PURCHASE AGREEMENT, dated October 3, 2002 (this "Agreement"), by and between SUNSHINE II, LLC, a Colorado limited liability company (the "Purchaser"), and FRANKLIN CAPITAL CORPORATION, a Delaware corporation (the "Seller").

                              W I T N E S S E T H:

           WHEREAS, the Seller desires to sell to the Purchaser, and the Purchaser desires to purchase from the Seller, 773,196 shares (the "Shares") of common stock, $0.01 par value (the "Common Stock"), of Excelsior Radio Networks, Inc., a Delaware corporation (the "Company"), for the purchase price and upon the terms and conditions hereinafter set forth;

           NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter contained, the parties hereby agree as follows:

                                   Article I

                              CERTAIN DEFINED TERMS

           1.1 Certain Definitions.

           For purposes of this Agreement, the following terms shall have the meanings set forth as follows:

           "Affiliate" means, with respect to any person, any other person controlling, controlled by or under common control with such person.

           "Lien" means any lien, pledge, mortgage, deed of trust, security interest, claim, lease, charge, option, right of first offer, right of first refusal, pre-emptive right, easement, servitude, transfer restriction of any kind, including, without limitation, under any shareholder or similar agreement, encumbrance, any other third party rights of any kind or any other restriction or limitation whatsoever.

                                   Article II

                           SALE AND PURCHASE OF SHARES

           2.1 Sale and Purchase of Shares. Upon the terms and subject to the conditions contained herein, on the date hereof the Seller hereby sells,


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assigns, transfers, conveys and delivers to the Purchaser, and the Purchaser hereby purchases from the Seller, the Shares.

                                  Article III

                           PURCHASE PRICE AND PAYMENT

           3.1 Amount of Purchase Price. The purchase price for the Shares is an aggregate amount equal to $1,500,000 (the "Purchase Price").

           3.2 Payment of Purchase Price. The Purchaser shall pay the Purchase Price to the Seller on the date hereof by wire transfer of immediately available funds into an account designated by the Seller. Prior to or simultaneously with the payment by the Purchaser of the Purchase Price, the Seller shall cause the Company to deliver to the Purchaser a stock certificate (the "Certificate") in the name of the Purchaser representing the Shares.

                                   Article IV

                   REPRESENTATION AND WARRANTIES OF THE SELLER

           The Seller hereby represents and warrants to the Purchaser that:

           4.1 Ownership and Transfer of Shares. The Seller is the record and beneficial owner of the Shares, free and clear of any and all Liens. The Seller has the corporate power and authority to sell, transfer, assign and deliver such Shares as provided in this Agreement, and such delivery will convey to the Purchaser good and marketable title to such Shares, free and clear of any and all Liens and restrictions on transfer.

           4.2 Binding Agreement. This Agreement has been duly and validly authorized, executed and delivered by the Seller and is a valid and binding agreement of the Seller enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally.

           4.3 Organization. The Seller is duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

           4.4 No Breach. The execution, delivery and performance by the Seller of this Agreement and the consummation by the Seller of the transactions contemplated hereby do not, with or without the giving of notice or the passage of time or both, (a) violate the provisions of any law, rule or regulation applicable to the Seller; (b) violate the Certificate of Incorporation or by-laws of the Seller or any judgment, decree, order or award of any court,


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governmental body or arbitrator applicable to the Seller of the Shares; or (c)
conflict with or result in a material breach or termination of, or constitute a material default under, any indenture, mortgage, deed of trust or other instrument or agreement to which either the Seller or the Company is a party or by which any of the Shares being sold hereunder is or may be bound.

           4.5 Capitalization. The authorized capital stock of the Company consists of (i) 10,00,000 shares of Common Stock, of which 2,500,000 shares are issued and outstanding as of the date hereof and are held by the persons set forth on Schedule 4.5, and (ii) 100,000 shares of preferred stock, par value $1.00 per share, 20,000 shares of which have been designated as Series A Convertible Preferred Stock (the "Series A Convertible Preferred Stock"), 15,000 shares of which are issued and outstanding as of the date hereof and are held by the persons set forth on Schedule 4.5. The Company has granted or currently expects to grant options and warrants to purchase additional shares of Common Stock to the persons, and on the terms, set forth on Schedule 4.5. Except as set forth on Schedule 4.5, there are no other outstanding options, warrants or other instruments exercisable into or rights to acquire any shares of capital stock of the Company. Upon delivery to the Purchaser of the Certificate in accordance with and pursuant to Section 3.2 of this Agreement, such Shares shall be duly authorized, validly issued, fully paid and non-assessable, free and clear of all pledges, Liens. Except as set forth herein, the Seller is not a party to any agreement or understanding, and, to the Seller's knowledge, there is no agreement or understanding between any persons, that restricts the voting or giving of written consents with respect to any securities of the Company that are owned by the Seller.

           4.6 Disclosure. No representation or warranty contained in this Agreement, and no statement contained in any schedule furnished to the Purchaser pursuant to any provision of this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements herein or therein, in the light of the circumstances under which they were made, not misleading.


                                   Article V

                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

           The Purchaser hereby represents and warrants to the Seller that:

           5.1 Investment Intention. (a) The Purchaser is acquiring the Shares for its own account, for investment purposes only and not with a view to the distribution (as such term is used in Section 2(11) of the Securities Act of 1933, as amended (the "Securities Act") thereof. The Purchaser understands that the Shares have not been registered under the Securities Act and cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.

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           (b) The Purchaser is (i) an "accredited investor" within the meaning of Rule 501 of Regulation D under the Securities Act, (ii) experienced in making investments of the kind contemplated by this Agreement, (iii) capable, by reason of its business and financial experience, of evaluating the relative merits and risks of an investment in the Shares, and (iv) able to afford the loss of is investment in the Shares.

           (c) The Purchaser understands that the Shares are being offered and sold by the Seller in reliance on an exemption from the registration requirements of the Securities Act and equivalent state securities and "blue sky" laws, and that the Seller is relying upon the accuracy of, and Buyer's compliance with, Buyer's representations, warranties and covenants set forth in this Agreement to determine the availability of such exemption and the eligibility of Buyer to purchase the Shares;

           (d) The Purchaser acknowledges that in making its decision to purchase the Shares it has been given an opportunity to ask questions of and to receive answers from the Company's executive officers, directors and management personnel concerning the terms and conditions of the private sale of the Shares by the Seller.

           (e) The Purchaser understands that the Shares have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission and that the foregoing authorities have not reviewed any documents or instruments in connection with the offer and sale to it of the Shares and have not confirmed or determined the adequacy or accuracy of any such documents of instruments.

           5.2 Binding Agreement. This Agreement has been duly and validly authorized, executed and delivered by the Purchaser and is a valid and binding agreement of the Purchaser enforceable against it in accordance with is terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally.

           5.3 No Breach. The execution, delivery and performance by the Purchaser of this Agreement and the consummation by the Purchaser of the transactions contemplated hereby do not, with or without the giving of notice or the passage of time or both, (a) violate the provisions of any law, rule or regulation applicable to the Purchaser, (b) violate the Operating Agreement of the Purchaser or any judgment, decree, order or award of any court, governmental body or arbitrator applicable to the Purchaser, or (c) conflict with or result in a material breach or termination of, or constitute a material default under, any indenture, mortgage, deed of trust or other instrument or agreement to which the Purchaser is a party.


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                                   Article VI

                                 INDEMNIFICATION

           6.1 Indemnification by the Seller.

           From and after the date hereof, the Seller shall indemnify and hold the Purchaser, its Affiliates, and their respective directors, officers, employees, shareholders, members, partners, agents, successor and assigns (collectively "Purchaser Claimants" and individually "Purchaser Claimant") harmless, and defend each of them, from and against any and all demands, claims, actions, liabilities, losses, costs, damages or expenses whatsoever (including without limitation attorneys' fees and expenses) (collectively, "Claims") asserted against, imposed upon or incurred by the Purchaser Claimants resulting from, attributable to or arising out of any inaccuracy or breach, or, with respect to any third party, resulting from, attributable to or arising out of any inaccuracy or alleged inaccuracy or breach or alleged breach, of any representation, warranty or covenant of the Seller contained herein. The Purchaser Claimants' right to indemnification shall not be limited or affected in any way by any investigation of the Seller or of the Company by the Purchaser prior to the date hereof.

           6.2 Indemnification by the Purchaser

           From and after the date hereof, the Purchaser shall indemnify and hold the Seller, its Affiliates, and their respective directors, officers, employees, shareholders, members, partners, agents, successor and assigns (collectively "Seller Claimants" and individually "Seller Claimant") harmless, and defend each of them, from and against any and all Claims asserted against, imposed upon or incurred by the Seller Claimants resulting from, attributable to or arising out of any inaccuracy or breach, or, with respect to any third party, resulting from, attributable to or arising out of any inaccuracy or alleged inaccuracy or breach or alleged breach, of any representation or warranty of the Purchaser contained herein. The Seller Claimants' right to indemnification shall not be limited or affected in any way by any investigation of the Purchaser by the Seller prior to the date hereof.


                                  Article VII

                                VOTING AGREEMENT

           7.1 Voting for Directors.

           (a) Each of the Purchaser and the Seller hereby agrees that upon the earlier to occur of (x) the date upon which the Company holds its next meeting of shareholders and (y) November 30, 2002, at any annual, special or other meeting of the holders of Common Stock, however called, or in connection with any written consent of the holders of Common Stock in lieu of a meeting, each of the Seller and the Purchaser shall vote (or cause to be voted) all of the shares


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of Common Stock and, if applicable, any other securities of the Company, over which such party has voting power, whether such power exists now or is acquired by such party after the date of this Agreement, in favor of the election of directors to the Board of Directors of the Company (the "Board") as follows:

                  (i) if the Seller owns, at the time of such election, thirty percent (30%) or more of the fully diluted capital stock of the Company, three (3) persons designated by the Seller and four (4) persons designated by the Purchaser;

                  (ii) if the Seller owns, at the time of such election, twenty percent (20%) or more, but less than thirty percent (30%), of the fully diluted capital stock of the Company, two (2) persons designated by the Seller and five (5) persons designated by the Purchaser;

                  (iii) if the Seller owns, at the time of such election, ten percent (10%) or more, but less than twenty percent (20%), of the fully diluted capital stock of the Company, one (1) person designated by the Seller and six (6) persons designated by the Purchaser.

                  (iv) if the Seller owns, at the time of such election, less than ten percent (10%) of the fully diluted capital stock of the Company, seven (7) persons designated by the Purchaser.

           For purposes hereof, the percentage of the fully diluted capital stock of the Company owned at any time by the Seller shall be computed by dividing (i) the number of shares of Common Stock or any other securities, options, warrants or similar instruments convertible into Common Stock then beneficially owned (as defined in subsection 7.1(c) below, without regard to the 60-day limitation referred to therein) by the Seller by (ii) the sum of (x) the total number of shares of Common Stock issued and outstanding at such time, (y) the total number of shares of Common Stock that would be issued if all shares of Series A Converted Preferred Stock issued and outstanding at such time were immediately converted into Common Stock and (z) the total number of shares that would be issued if all options, warrants or similar instruments were immediately exercised, and any security issued in connection therewith that is convertible into Common Stock were immediately converted into Common Stock.

           (b) In the event that any person designated by either the Seller or the Purchaser (as the case may be, the "Designating Party") and elected as a director pursuant to subsection 7.1(a) above ceases to be a director for any reason before his or her term expires, and so long as the obligations of each of the Seller and the Purchaser pursuant to this Section 7.1 continue, each of the Seller and the Purchaser shall vote (or cause to be voted) all of the shares of


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Common Stock and, if applicable, any other securities of the Company, over which such party has voting power, whether such power exists now or is hereafter acquired by such party, in favor of another person designated by the Designating Party.

           (c) Each of the Seller and the Purchaser shall continue to vote (or cause to be voted) all of the shares of Common Stock and, if applicable, any other securities of the Company, over which such party has voting power, whether such power exists now or is acquired by such party after the date of this Agreement, at every occasion described in subsections 7.1(a) and (b) above, in accordance with such subsections until such time as such party no longer beneficially owns (as defined in Rule 13d-3 promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), without reference to the 60-day limitation contained therein), nor has the right to acquire any shares of Common Stock pursuant to any warrant, option, purchase agreement or any other agreement.

           7.2 Size of Board. The Seller shall not at any time, without the prior written consent of the Purchaser, vote or cause to be voted any shares of Common Stock and, if applicable, any other security of the Company, over which the Seller has voting power, whether such power exists now or is hereafter acquired by the Seller, or allow any director designated by the Seller pursuant to Section 7.1 to vote in favor of increasing the size of the Board beyond seven
(7) directors.

           7.3 New Shares. In the event of any stock dividend, stock split, recapitalization, reclassification, combination or exchange of shares of capital stock of the Company on, of or affecting any of the shares of Common Stock and, if applicable, any other security of the Company, owned by either of the Seller or the Purchaser, then the terms of this Agreement shall apply to any of the shares of capital stock or other securities of the Company held by such party immediately following the effectiveness of the events described above, as though they were shares of Common Stock held as of the date hereof.

           7.4 Restrictions on Transfer. Neither the Seller nor the Purchaser may transfer any capital stock of the Company owned by such party on or after the date hereof without the prior written consent of the other party hereto unless the transferee in such transfer agrees with the Purchaser and the Seller in writing to be bound by the terms of this Article VII; any purported transfer without such an agreement or without the prior written consent of the applicable party in the absence of such an agreement shall be deemed null and void.

           7.5 Specific Performance.

           Each of the Seller and the Purchaser agrees that the remedy at law for any breach of this Article VII will be inadequate and that the Seller and the Purchaser shall be entitled to specific performance of this Article VII in addition to any other appropriate relief or remedy. EITHER PARTY HERETO MAY, IN ITS SOLE DISCRETION, APPLY TO ANY COURT OF THE UNITED STATES LOCATED IN THE


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STATE OF DELAWARE OR ANY DELAWARE STATE COURT FOR SPECIFIC PERFORMANCE OR
INJUNCTIVE OR SUCH OTHER RELIEF AS SUCH COURT MAY DEEM JUST AND PROPER IN ORDER TO ENFORCE THIS ARTICLE VII OR PREVENT ANY VIOLATION HEREOF AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE SELLER AND THE PURCHASER WAIVE ANY OBJECTION TO THE IMPOSITION OF SUCH RELIEF.


                                  Article VIII

                                  MISCELLANEOUS

           8.1 Survival of Representations, Warranties and Covenants. The parties hereto hereby agree that the representations, warranties and covenants contained in this Agreement or in any certificate, document or instrument delivered in connection herewith, shall survive the execution and delivery of this Agreement, and the sale of the Shares hereunder, regardless of any investigation made by the parties hereto.

           8.2 Expenses. The Seller and the Purchaser shall each bear its own expenses incurred in connection with the negotiation and execution of this Agreement and the consummation of the transaction contemplated hereby, it being understood that in no event shall the Company bear any of such costs and expenses.

           8.3 Notices. All notices and other communications under this Agreement must be in writing and will be deemed to have been duly given if delivered, telecopied or mailed, by certified mail, return receipt requested, first-class postage prepaid, to the parties at the following addresses:

                     If to Franklin, to:

                               Franklin Capital Corporation
                               450 Park Avenue, 10th Floor
                               New York, New York 10022
                               Attention:  Stephen L. Brown
                               Telephone:  (212) 486-2323
                               Telecopy:  (212) 755-5451




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                     With copies to:

                               Weil, Gotshal & Manges LLP
                               767 Fifth Avenue
                               New York, NY 10153
                               Attention: Michael L. Lubowitz, Esq.
                               Telephone: (212) 310-8000
                               Telecopy: (212) 310-8007

                     If to Sunshine, to:

                               Sunshine II, LLC
                               5200 N.W. 33rd Avenue, Suite 209
                               Ft. Lauderdale, Florida 33309
                               Attention:  Dan Cohen
                               Telephone:  (954) 486-2626
                               Telecopy:    (954) 486-3637

                     With copies to:

                               Proskauer Rose LLP
                               1585 Broadway
                               New York, New York 10036
                               Attention: Alan Cohen, Esq.
                               Telephone: (212) 969-3000
                               Telecopy: (212) 969-2900

           Any party from time to time may change its address for the purpose of notices to that party by giving a similar notice specifying a new address, but no such notice will be deemed to have been given until it is actually received by the party sought to be charged with the contents thereof.

           8.4 Further Assurances. The Seller and the Purchaser each agrees to execute and deliver such other documents or agreements and to take such other action as may be reasonably necessary or desirable for the implementation of this Agreement and the consummation of the transaction contemplated hereby.

           8.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws provisions thereof, except that Article VII hereof shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of laws provisions thereof.

           8.6 Table of Contents and Headings. The table of contents and section headings of this Agreement are for reference purposes only and are to be given no effect in the construction or interpretation of this Agreement.


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           8.7 Severability. If any provision of this Agreement is invalid or unenforceable, the balance of this Agreement shall remain in effect.

           8.8 Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. Nothing in this Agreement shall create or be deemed to create any third party beneficiary rights in any person or entity not a party to this Agreement except as provided below. Subject to Section 7.4 hereof, no assignment of this Agreement or of any rights or obligations hereunder may be made by the either the Seller or the Purchaser (by operation of law or otherwise) without the prior written consent of the other party hereto and any attempted assignment without the required consents shall be void; provided, however, that either party hereto may assign its rights under Article VII hereof to any transferee of any securities of the Company owned by such party without the prior written consent of the other party.

           8.9 Consent to Jurisdiction and Service of Process.

           (a) THE PURCHASER AND THE SELLER HEREBY IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL COURT OR STATE COURT IN THE STATE OF NEW YORK, COUNTY OF NEW YORK, HAVING SUBJECT MATTER JURISDICTION OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT. THE PURCHASER AND THE SELLER HEREBY IRREVOCABLY AGREE THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVE ANY OBJECTION EACH OF THEM MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT, PERSONAL JURISDICTION OF ANY SUCH COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE PURCHASER TO BRING PROCEEDINGS AGAINST THE SELLER IN THE COURTS OF ANY OTHER JURISDICTION.

           (b) THE PURCHASER AND THE SELLER HEREBY AGREE THAT SERVICE OF THE SUMMONS AND COMPLAINT AND ALL OTHER PROCESS WHICH MAY BE SERVED UPON EITHER PARTY IN ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING BY REGISTERED MAIL, RETURN RECEIPT REQUESTED, A COPY OF SUCH PROCESS TO SUCH PARTY AT THE ADDRESS TO WHICH NOTICES TO SUCH PARTY ARE THEN TO BE SENT PURSUANT TO
SECTION 8.3 HEREOF AND THAT PERSONAL SERVICE OF PROCESS SHALL NOT BE REQUIRED. NOTHING HEREIN SHALL BE CONSTRUED TO PROHIBIT SERVICE OF PROCESS BY ANY OTHER METHOD PERMITTED BY LAW.

           8.10 Waiver of Jury Trial.


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           THE PURCHASER AND THE SELLER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO
A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN OR AMONG THEM RELATING TO THE SUBJECT MATTER OF THE TRANSACTION CONTEMPLATED HEREBY AND ANY RELATIONSHIP THAT IS BEING ESTABLISHED AMONG ANY OF THEM. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THE PURCHASER AND THE SELLER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. THE PURCHASER AND THE SELLER FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, AND WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE TRANSACTION CONTEMPLATED HEREBY. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT. THE PURCHASER AND THE SELLER ALSO WAIVE ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF THE PURCHASER.

           8.11 Entire Agreement. This Agreement constitutes the entire understanding and agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written understandings and agreements of the parties related to the transactions contemplated hereby.

           8.12 Counterparts. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

                                  [END OF TEXT]


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           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first written above.



                                   SUNSHINE II, LLC

                                   By: /s/ Dan W. Cohen
                                       --------------------------------------
                                       Name: Dan W. Cohen
                                       Title: Manager


                                   FRANKLIN CAPITAL CORPORATION

                                   By: /s/ Spencer L. Brown
                                       --------------------------------------
                                       Name: Spencer L. Brown
                                       Title: Senior Vice President











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